Exhibit 99.2
IBM 4Q 2022 Earnings January 25, 2023 ibm.com/investor

Forward - looking statements and non - GAAP information Certain comments made in this presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Forward - looking statements are based on the company’s current assumptions regarding future business and financial performance. Those statements by their nature address matters that are uncertain to different degrees. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company’s filings with the SEC. Copies are available from the SEC, from the IBM website, or from IBM Investor Relations. Any forward - looking statement made during this presentation speaks only as of the date on which it is made. The company assumes no obligation to update or revise any forward - looking statements except as required by law; these charts and the associated remarks and comments are integrally related and are intended to be presented and understood together. Unless otherwise specified, results are presented on a continuing operations basis. All references to revenue impacts from sales to Kyndryl are incremental sales post - separation. In an effort to provide additional and useful information regarding the company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), the company also discusses, in its earnings press release and presentation materials, certain non - GAAP information including operating earnings and other “operating” financial measures, consolidated free cash flow, net cash from operating activities excluding IBM Financing receivables, and adjustments for currency. The rationale for management’s use of this non - GAAP information is included as Exhibit 99.2 to the company’s Form 8 - K submitted to the SEC on January 25, 2023. The reconciliation of non - GAAP information to GAAP is included in the press release within Exhibit 99.1 to the company’s Form 8 - K submitted to the SEC on January 25, 2023, as well as on the slides entitled “Non - GAAP supplemental materials” in this presentation. To provide better transparency, the company also discusses management performance metrics including hybrid cloud revenue, annual recurring revenue, signings, and book - to - bill. The metrics are used to monitor the performance of the business and are viewed as useful decision - making information for management and stakeholders. The rationale for management’s use of these performance metrics and their calculation are included in the Management Discussion section of the company’s 2021 Annual Report, which is Exhibit 13 to the Form 10 - K submitted with the SEC on February 22, 2022. For other related information please visit the Company’s investor relations website at: https://www.ibm.com/investor/events/earnings - 4q22 2

3 Arvind Krishna Chairman and Chief Executive Officer James Kavanaugh SVP, Finance & Operations, Chief Financial Officer

“Our solid fourth - quarter performance capped a year in which we grew revenue above our mid - single digit model. Clients in all geographies increasingly embraced our hybrid cloud and AI solutions as technology remains a differentiating force in today’s business environment. Looking ahead to 2023, we expect full - year revenue growth consistent with our mid - single digit model.” Arvind Krishna IBM Chairman and CEO 4 4Q22 Performance Clients, ecosystem and innovation Hybrid cloud and AI progress CEO perspective

Hybrid cloud and AI progress

Our platform approach

IBM Consulting
Business Transformation
Technology Consulting
Application Operations

System Integrator Partners

IBM Software
IBM Cloud Paks
Automation
Data & AI
Security
Transaction Processing

Software and SaaS Partners

Red Hat Hybrid Cloud Platform
Development, Security and Operational Services
OpenShift
Red Hat Enterprise Linux
Ansible Automation Platform

IBM Infrastructure
zSystems
Distributed Infrastructure (IBM Cloud, Power, Storage)
Infrastructure Support

Public Clouds
AWS
Azure
Others

Enterprise Infrastructure

Edge

Accelerating client adoption

Expanding partner ecosystem

Delivering innovation

5

$16.7B Revenue $9 ..3 B Free Cash Flow (FY) 4Q22 Financial highlights Revenue growth rates @CC 6 6% R evenue growth >70% R evenue mix in software and consulting $22.4B Hybrid cloud revenue (FY), +17% yr/yr $2.8B Free cash flow growth (FY) 170bps Pre - tax margin expansion (Operating) $8.8B C ash on hand, incl. marketable securities “IBM’s revenue growth and operating profit in 2022 demonstrate the strength and multiplier effect of our platform - centric approach to hybrid cloud and AI. Our client - focused portfolio and strong recurring revenue stream position IBM well for continued growth, solid cash generation and returning value to shareholders through dividends.” James Kavanaugh IBM SVP & CFO

Broad - based growth across Software Solid and growing recurring revenue; Hybrid Platform & Solutions annual recurring revenue of $13.3 billion Continued pre - tax margin expansion with full year nearly 25% 7 $7.3B Revenue Revenue categories Transaction Processing +3% yr/ yr +8% Revenue growth Hybrid Platform & Solutions +10% yr/ yr Red Hat 15% Automation 9% Data & AI 8% Security 10% Software 4Q22 results; revenue growth rates @CC

8 $4.8B Revenue Revenue categories Application Operations +12% yr/yr +9% Revenue growth Broad - based growth driven by demand for digital transformations Book - to - bill ratio of 1.1 for the year Strength in Red Hat and strategic partner practices Profit margin expansion as productivity and pricing actions begin to yield Technology Consulting +10% yr/yr Business Transformation +7% yr/yr Consulting 4Q22 results; revenue growth rates @CC

9 $4.5B Revenue Revenue categories Infrastructure Support Flat yr/ yr +7% Revenue growth Hybrid Infrastructure +11% yr/ yr zSystems +21% Distributed Infrastructure +5% zSystems performance reflects strong adoption of new z16 capabilities Distributed Infrastructure growth fueled by Power innovation Full - year pre - tax margin of nearly 15% Infrastructure 4Q22 results; revenue growth rates @CC

10 Summary 2022 Positions IBM for Sustainable Growth More focused company aligned to clients’ needs Continued progress across portfolio, go - to - market, ecosystem Investments in talent and innovation Higher - growth, higher - value business 2023 Expectations Revenue growth @CC in line with mid - single digit model Free cash flow of ~$10 ½ billion, up >$1 billion yr / yr

ibm.com/investor

12 Supplemental material ● Revenue and P&L highlights ● Cash flow and balance sheet highlights ● Currency impact on revenue growth ● Software & Infrastructure segment details ● Consulting segment details ● Expense summary ● Balance sheet summary ● Cash flow summary ● Cash flow (ASC 230) Unless otherwise specified, results are presented on a continuing operations basis. Some columns and rows in these materials, including the supplemental exhibits, may not add due to rounding ● Revenue and P&L highlights – FY 2022 ● Software & Infrastructure segment details – FY2022 ● Consulting segment details – FY 2022 ● Expense summary – FY 2022 ● Retirement - related summary ● Software segment revenue categories ● Consulting segment revenue categories ● Infrastructure segment revenue categories ● Non - GAAP supplemental materials

13 Revenue and P&L highlights Revenue growth rates @CC, $ in billions Revenue highlights 4Q22 B/(W) Yr/Yr Revenue $16.7 6% Hybrid cloud (FY) $22.4 17% Operating P&L highlights % 4Q22 B/(W) Yr/Yr Gross profit margin 58.6% 0.6 pts Expense E/R 35.7% 1.1 pts Pre-tax income margin 22.9% 1.7 pts Net income margin 19.8% 1.6 pts Tax rate 13.8% 0.4 pts Geography revenue 4Q22 B/(W) Yr/Yr Americas $8.4 5% Europe/ME/Africa $5.2 10% Asia Pacific $3.0 5% Operating P&L highlights $ 4Q22 B/(W) Yr/Yr Gross profit $9.8 1% Expense $6.0 3% Pre-tax income $3.8 8% Net income $3.3 9% Earnings per share $3.60 7%

14 Cash flow and balance sheet highlights $ in billions *Non - GAAP financial measure; excludes Financing receivables **Non - GAAP financial measure; adjusts for Financing receivables and net capital expenditures Balance sheet Dec 22 Dec 21 Cash & marketable securities $8.8 $7.6 Total debt $50.9 $51.7 Selected debt measures Dec 22 Dec 21 IBM Financing debt $12.9 $13.9 Core (non-IBM Financing) debt $38.1 $37.8 Cash flow 4Q22 Yr/Yr FY22 Consolidated net cash from operations* $5.8 $1.9 $11.2 Consolidated free cash flow** $5.2 $1.9 $9.3 Selected uses of cash 4Q22 FY22 Net capital expenditures $0.5 $1.9 Acquisitions $1.3 $2.3 Dividends $1.5 $5.9

15 Currency impact on revenue growth Quarterly averages per US $ 4Q22 Yr/Yr Spot 1Q23 2Q23 3Q23 4Q23 FY23 1/24/23 Euro 0.98 (12%) 0.92 (4%) 2% 7% 6% 3% Pound 0.85 (15%) 0.81 (9%) (2%) 5% 5% (0%) Yen 141 (24%) 130 (12%) (0%) 6% 8% 1% Revenue impact, future @ 1/24/23 Spot (6 pts) (3-4 pts) (0-1 pts) 2-3 pts 2-3 pts 0-1 pts Prior view @ 10/18/22 Spot (8-9 pts) ~(8 pts) ~(5 pts) (2-3 pts) ~(4 pts) US $B Yr/Yr Revenue as reported $16.7 Flat Currency impact ($1.1) (6.3 pts) Revenue @CC 6.3%

16 Software & Infrastructure segment details Revenue growth rates @CC, $ in billions *Annual recurring revenue for Hybrid Platform & Solutions, growth rate @CC Software segment 4Q22 B/(W) Yr/Yr Revenue $7.3 8% Hybrid Platform & Solutions $5.2 10% Red Hat 15% Automation 9% Data & AI 8% Security 10% Transaction Processing $2.1 3% Pre-tax income $2.3 10% Pre-tax income margin 32.2% 2.0 pts Hybrid cloud revenue (FY) $9.3 16% Annual recurring revenue* $13.3 7% Infrastructure segment 4Q22 B/(W) Yr/Yr Revenue $4.5 7% Hybrid Infrastructure $3.1 11% zSystems 21% Distributed Infrastructure 5% Infrastructure Support $1.4 Flat Pre-tax income $1.0 (1%) Pre-tax income margin 22.9% (0.6 pts) Hybrid cloud revenue (FY) $3.9 11%

17 Consulting segment details Consulting segment 4Q22 B/(W) Yr/Yr Revenue $4.8 9% Business Transformation $2.2 7% Technology Consulting $0.9 10% Application Operations $1.6 12% Gross profit margin 27.4% 0.3 pts Pre-tax income $0.5 20% Pre-tax income margin 11.0% 1.8 pts Hybrid cloud revenue (FY) $9.0 23% Signings $6.2 17% Book-to-bill ratio (FY) 1.1 Revenue growth rates @CC, $ in billions

18 Expense summary $ in billions *includes acquisitions in the last twelve months net of non - operating acquisition - related charges and includes impact of closed divested businesses **represents the percentage change after excluding the impact of currency translation & hedges, acquisitions and divestitures Expense 4Q22 B/(W) Acq/ Yr/Yr Currency Divest* Base** SG&A – operating $4.5 2% 4 pts 0 pts (2 pts) RD&E $1.6 1% 3 pts 4 pts (5 pts) IP and custom development income ($0.2) 36% Other (income)/expense - operating ($0.2) 1% Interest expense $0.3 (3%) Operating expense & other income $6.0 3% 4 pts 1 pts (2 pts)

19 Balance sheet summary $ in billions *includes eliminations of inter - company activity Consolidated Dec 22 Dec 21 Cash & marketable securities $8.8 $7.6 Core (non-IBM Financing) assets* $103.4 $108.9 IBM Financing assets $15.0 $15.5 Total assets $127.2 $132.0 Other liabilities $54.3 $61.3 Core (non-IBM Financing) debt* $38.1 $37.8 IBM Financing debt $12.9 $13.9 Total debt $50.9 $51.7 Total liabilities $105.2 $113.0 Equity $22.0 $19.0

20 Cash flow summary $ in billions Consolidated B/(W) B/(W) 4Q22 Yr/Yr FY22 Yr/Yr Net cash from operations $4.0 $1.4 $10.4 ($2.4) Less: IBM Financing receivables ($1.8) ($0.5) ($0.7) ($4.6) Net cash from operations (excluding IBM Financing receivables) $5.8 $1.9 $11.2 $2.3 Net capital expenditures ($0.5) ($0.0) ($1.9) $0.5 Free cash flow (excluding IBM Financing receivables) $5.2 $1.9 $9.3 $2.8 Acquisitions ($1.3) ($1.1) ($2.3) $0.9 Divestitures $0.0 ($0.1) $1.3 $1.2 Dividends ($1.5) ($0.0) ($5.9) ($0.1) Non-IBM Financing debt ($2.8) ($2.8) $1.9 $3.1 Other (includes IBM Financing net A/R & IBM Financing debt) ($0.5) $2.0 ($2.9) $0.1 Change in cash & marketable securities ($0.9) ($0.0) $1.3 $8.0

21 Cash flow (ASC230) Consolidated $ in billions 4Q22 4Q21 FY22 FY21 Net income from operations $2.7 $2.3 $1.6 $5.7 Pension settlement charges - - $5.9 - Depreciation / amortization of intangibles $1.1 $1.4 $4.8 $6.4 Stock-based compensation $0.2 $0.3 $1.0 $1.0 Working capital / other $1.7 ($0.1) ($2.2) ($4.3) IBM Financing A/R ($1.8) ($1.3) ($0.7) $3.9 Net cash provided by operating activities $4.0 $2.5 $10.4 $12.8 Capital expenditures, net of payments & proceeds ($0.5) ($0.5) ($1.9) ($2.4) Divestitures, net of cash transferred $0.0 $0.1 $1.3 $0.1 Acquisitions, net of cash acquired ($1.3) ($0.3) ($2.3) ($3.3) Marketable securities / other investments, net $0.6 $0.0 ($1.3) ($0.4) Net cash provided by/(used in) investing activities ($1.3) ($0.7) ($4.2) ($6.0) Debt, net of payments & proceeds ($1.4) ($2.0) $1.2 ($8.1) Dividends ($1.5) ($1.5) ($5.9) ($5.9) Financing - other ($0.0) $0.8 ($0.2) $0.6 Net cash provided by/(used in) financing activities ($2.9) ($2.7) ($5.0) ($13.4) Effect of exchange rate changes on cash $0.2 ($0.0) ($0.2) ($0.2) Net change in cash, cash equivalents & restricted cash $0.0 ($0.8) $1.0 ($6.7)

22 Revenue and P&L highlights – FY 2022 Revenue growth rates @CC, $ in billions Revenue highlights FY22 B/(W) sales to KD Yr/Yr benefit Revenue $60.5 12% ~4 pts Hybrid cloud $22.4 17% Geography revenue FY22 B/(W) sales to KD Yr/Yr benefit Americas $31.1 10% ~3 pts Europe/ME/Africa $18.0 14% ~5 pts Asia Pacific $11.5 11% ~5 pts Operating P&L highlights $ FY22 B/(W) Yr/Yr Gross profit $33.4 4% Expense $23.5 3% Pre-tax income $9.8 25% Net income $8.3 16% Earnings per share $9.13 15% Operating P&L highlights % FY22 B/(W) Yr/Yr Gross profit margin 55.1% (1.0 pts) Expense E/R 38.9% 3.5 pts Pre-tax income margin 16.2% 2.5 pts Net income margin 13.8% 1.2 pts Tax rate 15.2% (6.3 pts)

23 Software & Infrastructure segment details – FY 2022 Software segment FY22 B/(W) sales to KD Yr/Yr benefit Revenue $25.0 12% ~6 pts Hybrid Platform & Solutions $17.9 9% ~1 pts Red Hat 17% Automation 7% Data & AI 6% Security 7% Transaction Processing $7.2 19% ~19 pts Pre-tax income $6.2 27% Pre-tax income margin 24.6% 3.9 pts Hybrid cloud revenue $9.3 16% Infrastructure segment FY22 B/(W) sales to KD Yr/Yr benefit Revenue $15.3 14% ~6 pts Hybrid Infrastructure $9.5 21% ~6 pts zSystems 36% Distributed Infrastructure 12% Infrastructure Support $5.8 3% ~6 pts Pre-tax income $2.3 12% Pre-tax income margin 14.8% 0.5 pts Hybrid cloud revenue $3.9 11% Revenue growth rates @CC, $ in billions

24 Consulting segment details – FY 2022 Revenue and signings growth rates @CC, $ in billions Consulting segment FY22 B/(W) Yr/Yr Revenue $19.1 15% Business Transformation $8.8 14% Technology Consulting $3.8 17% Application Operations $6.5 15% Gross profit margin 25.5% (2.5 pts) Pre-tax income $1.7 16% Pre-tax income margin 8.8% 0.7 pts Hybrid cloud revenue $9.0 23% Signings $20.5 14% Book-to-bill ratio 1.1

25 Expense summary – FY 2022 $ in billions *includes acquisitions in the last twelve months net of non - operating acquisition - related charges and includes impact of closed divested businesses **represents the percentage change after excluding the impact of currency translation & hedges, acquisitions and divestitures Expense FY22 B/(W) Acq/ Yr/Yr Currency Divest* Base** SG&A – operating $17.5 Flat 4 pts (1 pts) (3 pts) RD&E $6.6 (1%) 2 pts 2 pts (5 pts) IP and custom development income ($0.7) 8% Other (income)/expense - operating ($1.1) NM Interest expense $1.2 (5%) Operating expense & other income $23.5 3% 5 pts 1 pts (3 pts)

26 Retirement - related summary $ in billions *Qualified defined benefit plans ** Actual ROA in 2021 not restated for Kyndryl spin - off *** Includes a one - time non - cash pre - tax pension settlement charge of $5.9 billion **** Includes cash and non - cash contributions Key assumptions and metrics 2021 2022 2023 Funded status at year end* US 112% 125% WW 107% 114% Discount rate at year end US 2.6% 5.3% WW 2.0% 4.4% Expected ROA at prior year end US 3.8% 4.0% 5.5% WW 3.4% 3.6% 4.9% Actual ROA** US 2.0% (14.3%) WW 3.0% (15.7%) Expected Cost and contributions 2022 2023 Operating cost 1.2 1.2 Non-operating cost 6.5 0.1 Total cost 7.7 1.2 Contributions**** 2.0 2.1 ***

Red Hat Automation Data & AI Security Hybrid Platform & Solutions Software, infused with AI, to help clients operate, manage, and optimize their IT resources and business processes within hybrid, multi - cloud environments Red Hat: incl. RHEL, OpenShift, Ansible Automation: incl. business automation, AIOps and management, integration, and application servers Data & AI: incl. data fabric, customer care, data management, business analytics, dataops & governance, asset & supply chain management, information exchange and weather Security: incl. software and services for threat, data and identity Transaction Processing Software that supports clients’ mission - critical on - premise workloads in industries such as banking, airlines and retail incl. transaction processing software such as Customer Information Control System and storage software, and analytics and integration software running on IBM operating systems (e.g., DB2 and WebSphere running on z/OS) 27 Software segment categories Revenue categories Revenue categories – FY 2022 Hybrid Platform & Solutions Transaction Processing

28 Consulting segment categories Revenue categories Business Transformation Services that enable clients to apply technologies at scale to transform key workflows, processes and domains end - to - end incl. finance & supply chain, talent, strategy, business process design and operations, data and analytics, and system integration These services deploy AI in business processes to exploit the value of data, incl. a full ecosystem of partners: Adobe, Oracle, Salesforce and SAP , among others Technology Consulting The skills to architect and implement cloud platforms, including Amazon and Microsoft, and strategies to transform enterprise experience and enable innovation, including application modernization for hybrid cloud with Red Hat OpenShift Application Operations Application and cloud platform services required to operationalize and run cloud platforms. Facilitates clients’ efforts to manage, optimize, and orchestrate application and data workloads across environments through both custom applications and ISV/ERP packages Business Transformation Technology Consulting Application Operations Revenue categories – FY 2022

29 Infrastructure segment categories Revenue categories Revenue categories – FY 2022 Hybrid Infrastructure Innovative infrastructure platforms to help meet the new requirements of hybrid multi - cloud and enterprise AI workloads leveraging flexible and as - a - service consumption models zSystems : incl. hardware and operating system Distributed Infrastructure : incl. Power hardware and operating system, storage hardware, IBM Cloud IaaS, OEM asset recovery service Infrastructure Support Comprehensive, proactive and AI enabled services to maintain and improve the availability and value of clients’ IT infrastructure (hardware and software) both on - premises and in the cloud incl. maintenance for IBM products and other technology platforms zSystems Distributed Infrastructure Hybrid Infrastructure Infrastructure Support

30 Non - GAAP supplemental materials The above reconciles the non - GAAP financial information contained in the “Financial highlights”, “Revenue and P&L highlights”, “ Revenue and P&L highlights – FY 2022” and “Prepared remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8 - K dated January 25, 2023, for additional information on the use of these Non - GAAP financial measures. Reconciliation of revenue performance - 4Q 2022 & FY 2022 GAAP @CC Total revenue Flat 6% Americas 4% 5% Europe/ME/Africa (1%) 10% Asia Pacific (9%) 5% 4Q22 Yr/Yr GAAP @CC Total revenue 6% 12% Total hybrid cloud 11% 17% Americas 10% 10% Europe/ME/Africa 3% 14% Asia Pacific (1%) 11% FY22 Yr/Yr

31 Non - GAAP supplemental materials The above reconciles the non - GAAP financial information contained in the “Software”, “Consulting”, “Infrastructure”, “Software & Infrastructure segment details”, “Consulting segment details”, and “Prepared remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8 - K d ated January 25, 2023, for additional information on the use of these Non - GAAP financial measures. Reconciliation of segment revenue performance - 4Q 2022 GAAP @CC Software 3% 8% Hybrid Platform & Solutions 5% 10% Red Hat 10% 15% Automation 4% 9% Data & AI 4% 8% Security 4% 10% Transaction Processing (3%) 3% Hybrid cloud revenue (FY) 11% 16% 4Q22 Yr/Yr GAAP @CC Consulting Flat 9% Business Transformation (1%) 7% Technology Consulting 1% 10% Application Operations 2% 12% Hybrid cloud revenue (FY) 15% 23% Infrastructure 2% 7% Hybrid Infrastructure 6% 11% zSystems 16% 21% Distributed Infrastructure Flat 5% Infrastructure Support (8%) Flat Hybrid cloud revenue (FY) 7% 11% 4Q22 Yr/Yr

32 Non - GAAP supplemental materials The above reconciles the non - GAAP financial information contained in the “Software & Infrastructure segment details – FY 2022”, “Consulting segment details – FY 2022”, and “Prepared remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8 - K d ated January 25, 2023, for additional information on the use of these Non - GAAP financial measures. Reconciliation of segment revenue performance - FY 2022 GAAP @CC Software 7% 12% Hybrid Platform & Solutions 5% 9% Red Hat 13% 17% Automation 2% 7% Data & AI 1% 6% Security 2% 7% Transaction Processing 12% 19% Hybrid cloud revenue 11% 16% FY22 Yr/Yr GAAP @CC Consulting 7% 15% Business Transformation 7% 14% Technology Consulting 9% 17% Application Operations 7% 15% Hybrid cloud revenue 15% 23% Infrastructure 8% 14% Hybrid Infrastructure 16% 21% zSystems 31% 36% Distributed Infrastructure 7% 12% Infrastructure Support (3%) 3% Hybrid cloud revenue 7% 11% FY22 Yr/Yr

33 Non - GAAP supplemental materials *r epresents the percentage change after excluding the impact of currency translation & hedges, acquisitions and divestitures. ** includes a one - time non - cash pre - tax pension settlement charge of $5.9 billion The above reconciles the non - GAAP financial information contained in the “Expense summary” and “Expense summary – FY 2022” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8 - K dated January 25, 2023, for additional information on the use of these Non - GAAP financial measures. Reconciliation of expense summary - 4Q 2022 & FY 2022 GAAP Non-GAAP Operating GAAP Non-GAAP Operating adjustments (non-GAAP) adjustments (non-GAAP) SG&A Currency 4 pts 0 pts 4 pts 4 pts 0 pts 4 pts Acquisitions/divestitures 0 pts 0 pts 0 pts (1 pts) 0 pts (1 pts) Base* (1 pts) (1 pts) (2 pts) (2 pts) 0 pts (3 pts) RD&E Currency 3 pts 0 pts 3 pts 2 pts 0 pts 2 pts Acquisitions/divestitures 4 pts 0 pts 4 pts 2 pts 0 pts 2 pts Base* (5 pts) 0 pts (5 pts) (5 pts) 0 pts (5 pts) Operating expense & other income Currency 4 pts 0 pts 4 pts 5 pts 0 pts 5 pts Acquisitions/divestitures 0 pts 0 pts 1 pts 1 pts 0 pts 1 pts Base* 0 pts (2 pts) (2 pts) (25 pts) 22 pts (3 pts) 4Q22 FY22 ** **

34 Non - GAAP supplemental materials $ in millions (except EPS which is in whole dollars) The above reconciles the non - GAAP financial information contained in the “Revenue and P&L highlights”, “Expense summary” and “Pr epared remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8 - K dated January 25, 2023, for additio nal information on the use of these Non - GAAP financial measures .. Reconciliation of continuing operations - 4Q 2022 GAAP Acquisition- related adjustments Retirement- related adjustments Tax reform impacts Kyndryl- related impact Operating (non-GAAP) Gross profit $9,632 $156 — — — $9,788 Gross profit margin 57.7% 0.9 pts — — — 58.6% SG&A 4,765 (262) — — (0) 4,503 Other (income) & expense (118) (1) (93) — 2 (210) Total expense 6,320 (263) (93) — 2 5,965 Pre-tax income 3,312 419 93 — (2) 3,823 Pre-tax income margin 19.8% 2.5 pts 0.6 pts — (0.0 pts) 22.9% Tax rate 13.4% 1.4 pts 0.1 pts (1.1 pts) 0.0 pts 13.8% Net income 2,869 310 77 42 (2) 3,296 Net income margin 17.2% 1.9 pts 0.5 pts 0.3 pts (0.0 pts) 19.8% Earnings per share $3.13 $0.34 $0.08 $0.05 $0.00 $3.60 4Q22

Non-GAAP supplemental materials

Reconciliation of continuing operations - FY 2022

	FY22					
	GAAP	Acquisition-related adjustments	Retirement-related adjustments*	Tax reform impacts	Kyndryl-related impact	Operating (non-GAAP)
Gross profit	$32,687	$682	–	–	$0	$33,370
Gross profit margin	54.0%	1.1 pts	–	–	0.0 pts	55.1%
SG&A	18,609	(1,080)	–	–	(0)	17,529
Other (income) & expense	5,803	(3)	(6,548)	–	(351)	(1,099)
Total expense	31,531	(1,083)	(6,548)	–	(351)	23,549
Pre-tax income	1,156	1,765	6,548	–	351	9,821
Pre-tax income margin	1.9%	2.9 pts	10.8 pts	–	0.6 pts	16.2%
Tax rate	(54.2%)	14.2 pts	52.6 pts	0.7 pts	1.9 pts	15.2%
Net income	1,783	1,329	4,933	(70)	351	8,326
Net income margin	2.9%	2.2 pts	8.1 pts	(0.1 pts)	0.6 pts	13.8%
Earnings per share	$1.95	$1.46	$5.41	($0.08)	$0.38	$9.13

$ in millions (except EPS which is in whole dollars)
*includes a one-time non-cash pre-tax pension settlement charge of $5.9 billion ($4.4 billion net of tax)

The above reconciles the non-GAAP financial information contained in the "Revenue and P&L highlights – FY 2022", "Expense summary – FY 2022", "Retirement-related summary" and "Prepared remarks" discussions in the company's earnings presentation. See Exhibit 99.2 included in the company's Form 8-K dated January 25, 2023, for additional information on the use of these Non-GAAP financial measures.

35

Non-GAAP supplemental materials

Reconciliation of Pre-tax income margin – 1Q and FY 2023 expectations

Pre-tax income margin Yr/Yr expectations	GAAP B/(W)	Operating (non-GAAP) B/(W)
1Q 2023	~3 pts	0.5 to 1 pts*
FY 2023	~12 pts**	~0.5 pts

*excludes expected ~$0.3B charge to address remaining stranded costs from portfolio actions
**Yr/Yr reflects a one-time non-cash pension settlement charge of $5.9 billion in 2022

The above reconciles the non-GAAP financial information contained in the "Prepared remarks" discussion in the company's earnings presentation. See Exhibit 99.2 included in the company's Form 8-K dated January 25, 2023, for additional information on the use of these Non-GAAP financial measures.

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ibm.com /investor